Hypatia Women CEO ETF

WCEO

a series of Two Roads Shared Trust (the “Fund”)

Supplement dated September 15, 2023

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated December 28, 2022, as amended and/or supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI. This Supplement supersedes any information to the contrary in the Summary Prospectus, Prospectus and SAI.

Change of Trading Sub-Adviser

At a meeting of the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), held on June 27–28, 2023, the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the Investment Company Act of 1940, as amended ), approved a new investment sub-advisory agreement among the Trust, on behalf of the Fund, Hypatia Capital Management, LLC, the Fund’s investment adviser (the “Adviser”) and Vident Advisory, LLC (“VA”) (the “New Sub-Advisory Agreement”). Vident Investment Advisory, LLC (“VIA”) served as the Fund’s trading sub-adviser until July 14, 2023 when the New Sub-Advisory Agreement with VA took effect. There were no changes in any portfolio manager, investment objective, principal investment strategy, or investment policies in connection with the change in trading sub-adviser. Under the New Sub-Advisory Agreement, VA receives the same compensation that VIA received under the prior sub-advisory agreement, which will continue to be paid by the Adviser, not the Fund.

The change in trading sub-adviser was necessitated by a transaction between Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, and VA (the “Transaction”). As part of the Transaction, VIA was wound up and all of its assets and liabilities were transferred to VA. MM VAM, LLC is an entity controlled by Casey Crawford and therefore Mr. Crawford effectively controls VA.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about the New Sub-Advisory Agreement.

Any references in the Summary Prospectus, Prospectus and SAI to Vident Investment Advisory, LLC as the trading sub-adviser for the Fund are deleted and replaced with Vident Advisory, LLC.

________________________________________

This Supplement and the Fund’s existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.wceoetf.com or by calling 1-888-338-3166.